Exhibit 99.1

Budesonide MMX(r) 9 mg for the induction of remission of active mild-to-moderate ulcerative colitis Data from a multicenter, randomized, double-blind, placebo- controlled study in Europe, Russia, Israel, and Australia 7 May 2011 Simon Travis1, William J Sandborn2, Silvio Danese3, Limas Kupcinskas4, Olga Alexeeva5, Luigi Moro6, E. David Ballard7, William Bleker7, David Kriesel7, Philip Yeung7 1. Translational Gastroenterology Unit, John Radcliffe Hospital; Oxford, United Kingdom. 2. Chief, Div. of Gastroenterology; UC San Diego; La Jolla, CA, USA. 3. Division of Gastroenterology, Instituto Clinico Humanitas-IRCCS in Gastroenterology, Viale, Rozzano, Milan, Italy. 4. Dept. of Gastroenterology, Kaunas Univ. of Medicine, Kaunas, Lithuania. 5. Center of Gastroenterology, GUZ "Nizhegorodskaya Regional Clinical Hospital Named N.A. Semashko, Nizhnk Novgorod, Russian Federation. 6. Cosmo Pharmaceuticals SpA; Lainate, Milan, Italy. 7. Santarus, Inc., San Diego, CA, USA.

Conflicts Of Interest I do have a relevant financial or other relationship with a commercial organization that could influence the content of my presentation Organisation/Company: Abbott; Elan; Cosmo Pharmaceuticals; Ferring; Merck/MSD; Santarus; Shire; Tillotts; UCB Pharma; Vifor; Warner Chilcott Interests: X Financial support for research X Lecture fee(s) X Consultancy O Shareholder O Directorship(s) O Other

Budesonide MMX(r) Budesonide Highly potent non-halogenated corticosteroid Low systemic bioavailability Established value as topical therapy in UC and targeted delivery for CD Budesonide MMX(r) Gastro-resistant MMX(r) delivery 3

Budesonide and the Multi Matrix System (MMX(r)) Inert matrix Hydrophilic matrix Gastroprotectant layer LV hydrophilic - amphipatic polymer matrix HV hydrophilic polym. matrix Inert matrix material Drug (+ excipient) 4

Objectives To evaluate the efficacy and safety of budesonide MMX(r) 6 and 9 mg/day in patients with mildly to moderately active ulcerative colitis 5

Study Design 8 week randomized, double-blind, placebo-controlled, multicenter, parallel group trial 80 sites in Europe, Russia, Israel, and Australia Patients with mildly to moderately active ulcerative colitis Randomized in a 1:1:1:1 ratio to: Budesonide MMX(r) 6 mg/day Budesonide MMX(r) 9 mg/day Entocort(r) EC 9 mg/day (3 x 3 mg capsules ) (reference arm) Placebo 6

Key Inclusion/Exclusion Criteria Male or female, 18-75 years History of UC for ^ 6 months Excluded patients with limited distal proctitis (from anal verge up to 15 cm above the pectineal line) Experiencing a mild or moderate flare of UC with an UC Disease Activity Index (UCDAI, Sutherland Index) score ^ 4 and ^ 10 points No use of oral or rectal steroids in the last 4 weeks No use of immuno-suppressive agents in the last 8 weeks No use of anti-tumor necrosis factor alpha (anti-TNF^) agents in the last 3 months No concomitant use of any rectal preparation 7

Evaluation of Efficacy Individual Assessments (scored 0-3: UC Disease Activity Index (UCDAI, Sutherland Index) Stool Frequency Rectal Bleeding Colonoscopy Physician's Rating of Disease Activity Primary Endpoint Remission at Week 8 defined as UCDAI score ^ 1 with: Rectal bleeding and stool frequency score = 0 AND Normal mucosa (no friability) on endoscopy AND Endoscopic Index Score with ^ 1 point reduction from baseline 8

Evaluation of Efficacy Secondary endpoints Clinical Improvement defined as a ^ 3 point reduction in UCDAI from Baseline to Week 8 Endoscopic Improvement defined as a ^ 1 point reduction in the mucosal appearance score of the UCDAI from Baseline to Week 8 Other endpoint Symptom Resolution defined as rectal bleeding AND stool frequency = 0 at Week 8 9

Statistical Analysis

- Primary efficacy analysis
  - Superiority of budesonide MMX® 6 mg or 9 mg versus placebo
  - α = 0.025 (2-sided)
  - Study not powered for comparisons of budesonide MMX® 6 mg versus budesonide MMX® 9 mg or budesonide MMX® 6 mg or 9 mg versus vs. Entocort® EC
- Analysis performed on a pre-specified modified intention to treat population
  - Excluded patients with major entry criteria violations inconsistent with good clinical practice
  - Excluded patients with histologic findings of inactive colitis on baseline biopsies

Patient Disposition 11 101 patients excluded from modified ITT analysis 50 for GCP violations 48 for normal histology at baseline 1 for major entry criteria violation 2 not randomized through IVRS Placebo 89 patients Budesonide MMX(r) 9 mg 109 patients Budesonide MMX(r) 6 mg 109 patients Entocort(r) EC 9 mg 103 patients Modified ITT (N=410) Safety Population (N=511) 61 patients (68.5%) completed study 76 patients (69.7%) completed study 67 patients (61.5%) completed study 68 patients (66.0%) completed study Reasons for discontinuation were similar across all treatment groups. Most common reasons were: treatment failure (85 patients); consent withdrawn (30); adverse event (8); and investigator decision (8). Completed Study (N=272) 511 patients received at least 1 dose study treatment

Baseline Characteristics Baseline Characteristics 12

Budesonide MMX(r) Phase 3 Study Results Primary Efficacy Endpoint (CHART) % Remission * N=89 N=109 N=109 N=103 Remission, n(%) 4 (4.5) 19 (17.4) 9 (8.3) 13 (12.6) ^ vs. Placebo -- 12.9% 3.8% 8.1% P-value -- 0.0047* 0.2876 0.0481+ * Statistically significant (p < 0.025) + Statistically significant (p < 0.05) Study not powered to show a statistical difference between budesonide MMX(r) and Entocort(r) EC treatment arms Remission after 8 weeks of treatment 13

Primary Endpoint Sensitivity Analysis: Previously Excluded Patients set to "Non-responders" (CHART) % Remission * N=129 N=126 N=128 N=126 Remission, n(%) 4 (3.1) 19 (15.1) 9 (7.0) 13 (10.3) ^ vs. Placebo -- 12.0% 3.9% 7.2% P-value -- 0.0008* 0.1505 0.0209+ * Statistically significant (p < 0.025) + Statistically significant (p < 0.05) Study not powered to show a statistical difference between budesonide MMX(r) and Entocort(r) EC treatment arms Remission after 8 weeks of treatment 14

Budesonide MMX(r) Phase 3 Study Results Secondary Endpoints 15 PlaceboN= 89n (%) MMX(r) 9 mgN= 109n (%) MMX(r) 6 mgN= 109n (%) Entocort(r) ECN= 103n (%) Clinical Improvement Status* (Yes) 30 (33.7) 46 (42.2) 28 (25.7) 34 (33.0) Difference between Active & Placebo 8.5% -8.0% -0.7% P-value 0.2215 0.2174 0.9185 Endoscopic Improvement Status** (Yes) 28 (31.5) 46 (42.2) 28 (25.7) 38 (36.9) Difference between Active & Placebo 10.7% -5.8% 5.4% P-value 0.1202 0.3696 0.4293 **Endoscopic Improvement defined as ^1 point reduction in the mucosal appearance score of the UCDAI from Baseline to Week 8; post hoc analysis Secondary endpoints not powered to show a statistical difference *Clinical Improvement defined as a ^ 3 point reduction in UCDAI from Baseline to Week 8 N = 410 (Modified ITT)

Budesonide MMX(r) Phase 3 Study Results Other Endpoint: Symptom Resolution (Rectal bleeding AND stool frequency = 0 at Week 8) (CHART) % Symptom Resolution * N=89 N=109 N=109 N=103 Symptom Resolution (yes) n(%) 10 (11.2) 26 (23.9) 15 (13.8) 19 (18.4) ^ vs. Placebo -- 12.6% 2.5% 7.2% P-value -- 0.0220* 0.5946 0.1641 * Statistically significant (p < 0.05) Study not powered to show a statistical difference between budesonide MMX(r) and Entocort(r) EC treatment arms Symptom Resolution after 8 weeks of treatment 16

Budesonide MMX(r) Phase 3 Study Results Summary of Treatment-Emergent Adverse Events (TEAEs) 17 PlaceboN=129n (%) MMX(r) 9 mgN=128n (%) MMX(r) 6 mgN=128n (%) Entocort(r) ECN=126n (%) TotalN=511n (%) Treatment Emergent AEs 57 (44.2) 71 (55.5) 80 (62.5) 69 (54.8) 277 (54.2) Related 1 31 (24.0) 33 (25.8) 28 (21.9) 29 (23.0) 121 (23.7) Leading to Discontinuation 2 19 (14.7) 24 (18.8) 30 (23.4) 22 (17.5) 95 (18.6) Serious TEAEs 5 (3.9) 4 (3.1) 3 (2.3) 1 (0.8) 13 (2.5) Related 1 0 (0.0) 1 (0.8) 2 (1.6) 1 (0.8) 4 (0.8) Leading to Discontinuation 2 2 (1.6) 4 (3.1) 2 (1.6) 1 (0.8) 9 (1.8) 1 Related = Possibly or Probably related to study drug (or missing an assessment) 2 Derived from Action Taken to Study Drug = "Drug withdrawn"

Budesonide MMX(r) Phase 3 study results Most frequently reported TEAEs (^5% in any treatment group) 18 Preferred Term PlaceboN=129n (%) MMX(r) 9 mgN=128n (%) MMX(r) 6 mgN=128n (%) Entocort(r) ECN=126n (%) TotalN=511n (%) Patients with any TEAE 57 (44.2) 71 (55.5) 80 (62.5) 69 (54.8) 277 (54.2) Colitis ulcerative 15 (11.6) 20 (15.6) 27 (21.1) 16 (12.7) 78 (15.3) Headache 8 (6.2) 21 (16.4) 20 (15.6) 9 (7.1) 58 (11.4) Abdominal pain 7 (5.4) 3 (2.3) 5 (3.9) 7 (5.6) 22 (4.3) Flatulence 3 (2.3) 5 (3.9) 7 (5.5) 7 (5.6) 22 (4.3) Nausea 3 (2.3) 8 (6.3) 7 (5.5) 3 (2.4) 21 (4.1) Nasopharyngitis 2 (1.6) 1 (0.8) 8 (6.6) 6 (4.8) 17 (3.3) Blood cortisol decreased 1 (0.8) 7 (5.5) 3 (2.3) 4 (3.2) 15 (2.9)

Effect of Budesonide MMX(r) on Morning Plasma Cortisol 19 19 Symbols indicate mean plasma cortisol level for each visit for each treatment. Error bars indicate 25th and 75th percentiles. Treatments are offset for readability. Numbers at the bottom of the graph are the number of patients at each visit that had plasma cortisol levels below the lower limit of normal (5 µg/dL).

Signs and Symptoms of Glucocorticoid Effects* 20 Effect PlaceboN=129N (%) MMX(r) 9 mgN=128N (%) MMX 6 mgN=128N (%) EntocortN=126N (%) Overall 11 (8.5) 7 (5.5) 7 (5.5) 12 (9.5) Moon Face 4 (3.1) 2 (1.6) 0 (0.0) 1 (0.8) Striae Rubrae 0 (0.0) 0 (0.0) 0 (0.0) 0 (0.0) Flushing 1 (0.8) 0 (0.0) 1 (0.8) 1 (0.8) Fluid Retention 2 (1.6) 0 (0.0) 0 (0.0) 0 (0.0) Mood Change 7 (5.4) 2 (1.6) 3 (2.4) 6 (4.8) Sleep Changes 4 (3.1) 3 (2.3) 3 (2.4) 7 (5.6) Insomnia 2 (1.6) 1 (0.8) 2 (1.6) 3 (2.4) Acne 2 (1.6) 1 (0.8) 1 (0.8) 3 (2.4) Hirsutism 0 (0.0) 0 (0.0) 1 (0.8) 2 (1.6) * Number of patients with worsening from baseline to any post-baseline visit No evidence of an increase in glucocorticoid effects were observed in Budesonide MMX(r) versus placebo

Conclusions Budesonide MMX(r) 9 mg administered once daily was safe and effective for inducing remission in patients with mildly-to- moderately active UC Remission with budesonide MMX(r) 9 mg was superior to placebo (17.4% versus 4.5%; p-value = 0.0047) No significant differences between the study groups in the frequency of treatment emergent adverse events and serious adverse events, including potential glucocorticoid- related effects 21

Acknowledgements 22 22

Rationale For Exclusion Of Patients With Normal Histology Need independent confirmation that symptoms at trial entry were due to active UC, to ensure homogeneity of the patient cohort and integrity of the study European Medicines Agency (EMA) guidelines for clinical trials in active UC advise exclusion of patients with normal histology1 ECCO guidelines state that normal mucosa on histology effectively excludes active UC as a cause of symptoms2 There is substantial inter-observer variation in assessment of disease activity, even among experienced endoscopists3 23 1EMEA 2008, section 4.1.2 1.8.2008 2Stange E et al J Crohn's Colitis 2008;2:1-23 3Travis S et al Gut 2008;57Suppl II:A-201

Contrasting Remission Rates Lialda(r) and Budesonide MMX(r) Protocol Design Differences Lialda(r) and Budesonide MMX(r) Protocol Design Differences Lialda(r) and Budesonide MMX(r) Protocol Design Differences 24